Inventory	12 Months Ended
Dec. 31, 2025
Disclosure of inventories [Abstract]
Inventory	Inventory
The components of inventory are as follows:

As at Dec. 31	2025	2024
Parts, materials and supplies	87	85
Coal	6	27
Emission credits	14	18
Natural gas	4	4
Total	111	134
No inventory was pledged as security for liabilities.
As at Dec. 31, 2025, the Company holds 383,192 emission credits in inventory that were purchased externally with a recorded book value of $14 million (Dec. 31, 2024 – 460,585 emission credits with a recorded book value of $18 million). The Company also has 1,860,384 (Dec. 31, 2024 – 2,109,491) of internally generated eligible emission credits from the Company's Wind and Solar and Hydro segments that have no recorded book value.
Emission credits can be sold externally or can be used to offset future emission obligations from our gas facilities located in Alberta, where the compliance price of carbon is expected to increase, resulting in a reduced cash cost for carbon compliance in the year of settlement.
During the year ended Dec. 31, 2025 the Company utilized 1,498,447 emission credits (Dec. 31, 2024 – 978,894 emission credits) with a carrying value of $17 million (Dec. 31, 2024 – $22 million) to settle a portion of the 2024 carbon compliance obligation (Dec. 31, 2024 – 2023 carbon compliance obligation). During the year ended Dec. 31, 2025, $103 million was recognized as a reduction in the Company's carbon compliance costs (Dec. 31, 2024 – $42 million). The compliance price of carbon for the 2024 obligation settled was $80 per tonne rising to $95 per tonne in 2025.